UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): April 30, 2013

CARPENTER TECHNOLOGY CORPORATION

(Exact Name of Issuer as Specified in Charter)

Delaware	1-5828	23-0458500
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

P.O. Box 14662 Reading, Pennsylvania		19612-4662
(Address of Principal Executive Offices)		(Zip Code)

(610) 208-2000

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

  Written communications pursuant to Rule 425 under the Securities Act

  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 30, 2013 the Board of Directors of Carpenter Technology Corporation (the “Company”) amended the Stock-Based Incentive Compensation Plan for Officers and Key Employees, as amended and restated as of July 1, 2011, and further amended on January 17, 2012 (the “Plan”). The Plan is designed to attract and retain valued employees by offering them a greater stake in the Company’s success and to encourage ownership of the Company’s stock by such employees through long-term incentive and other awards.  Under the Plan, the Company is authorized to grant stock options, restricted stock units and restricted stock awards to officers and key employees of the Company and its subsidiaries.  On April 30, 2013, the Plan was amended to provide for (a) the election to receive payment of restricted stock units in either common stock of the Company or in cash, as provided for in the applicable award agreement, and (b) the election to defer receipt of cash payment with respect to restricted stock units.  In connection with the amendment to the Plan, the Company adopted a new form of Performance Stock Unit Award Agreement.

The foregoing is a summary of the material terms and conditions of the Plan, the amendment to the Plan and the form of Performance Stock Unit Award Agreement, and is not a complete discussion. Accordingly, the foregoing is qualified in its entirety by reference to the full text of the Plan, the amendment to the Plan and the form of Performance Stock Unit Award Agreement. The amendment to the Plan is set forth on Exhibit 10(A) hereto and incorporated herein by reference. The form of Performance Stock Unit Award Agreement is set forth on Exhibit 10(B) hereto and incorporated herein by reference. The Plan, as amended and restated as of July 1, 2011 was filed with the Commission as Exhibit 10(I) to the Company’s 2011 Annual Report of Form 10-K on August 24, 2011, and such exhibit is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)

Exhibit Number	Exhibit

10(A)

Second Amendment to the Stock-Based Incentive Compensation Plan for Officers and Key Employees, as amended effective April 30, 2013, together with the First Amendment to the Stock-Based Incentive Compensation Plan for Officers and Key Employees, as amended January 17, 2012 (filed herewith).

10(B)	Form of Performance Stock Unit Award Agreement (pursuant to Carpenter’s Stock-Based Incentive Compensation Plan for Officers and Key Employees) (filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Carpenter Technology Corporation

Date: May 2, 2013	By:	/s/ James D. Dee

James D. Dee
Vice President, General Counsel and Secretary